                                                                   EXHIBIT 10.44

                                                               EXECUTION VERSION

                          TRADEMARK SECURITY AGREEMENT

                         (SCHLOTZSKY'S FRANCHISOR, LLC)

            This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of December 29, 2003, is made by SCHLOTZSKY'S FRANCHISOR, LLC, a Delaware limited liability company ("Pledgor"), in favor of NS ASSOCIATES I, LTD., a Texas limited partnership ("Secured Party"), with reference to the following:

            WHEREAS, DFW Restaurant Transfer Corp., a Texas corporation ("Borrower"), Schlotzsky's, Inc., a Texas corporation ("SI"), Pledgor and Secured Party are parties to that certain Restructuring Agreement dated as of the date hereof (the "Restructuring Agreement"), pursuant to which Borrower has issued to Secured Party that certain amended and restated promissory note dated as of December 15, 2003 (amending and restating that certain promissory note dated August 30, 2002 issued by Borrower) in the original principal amount of $23,268,000.00 (as so amended and restated, and as it may be amended, restated, modified, replaced, renewed or extended, the "Note").

            WHEREAS, in order to induce Secured Party to enter into the Restructuring Agreement, Pledgor executed and delivered to Secured Party that certain Continuing Guaranty, of even date herewith (the "Guaranty"), pursuant to which Pledgor has guaranteed, among other things, the obligations of Borrower owing under the Note, and, in connection with such Guaranty (and as security therefor), Pledgor and Secured Party are parties to that certain Security Agreement, dated as of even date herewith (as amended or otherwise modified from time to time, the "Security Agreement"), pursuant to which Pledgor has granted to Secured Party security interests in (among other things) all general intangibles of Pledgor.

            WHEREAS, pursuant to the Restructuring Agreement and the Security Agreement, and as one of the conditions precedent to the willingness of Secured Party to permit the restructuring of obligations pursuant to the terms set forth in the Restructuring Agreement and related documents), Pledgor has agreed to execute and deliver this Agreement to Secured Party for its filing, or the filing of a memorandum with respect to this Agreement, with the PTO, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.

            NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Pledgor hereby agrees in favor of Secured Party as follows:

            1. Definitions; Interpretation.

                  (a) Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement (including by reference to the Restructuring Agreement and related documents). As used in this Agreement, the following terms shall have the following meanings:

            "Agreement" has the meaning ascribed to such term in the preamble hereto.

            "Borrower" has the meaning ascribed to such term in the recitals to this Agreement.

            "Event of Default" means any Event of Default under the Security Agreement.

            "Guaranty" has the meaning ascribed to such term in the recitals to this Agreement.

            "Note" has the meaning ascribed to such term in the recitals to this Agreement.

            "Pledgor" has the meaning ascribed to such term in the preamble to this Agreement.

            "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as such term is defined in the UCC, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Pledgor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Pledgor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

            "PTO" means the United States Patent and Trademark Office and any successor thereto.

            "Restructuring Agreement" has the meaning ascribed to such term in the recitals to this Agreement.

            "Secured Obligations" means, with respect to Pledgor, all liabilities, obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Security Agreement, this Agreement, or any of the other Note Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

            "Secured Party" has the meaning ascribed to such term in the preamble to this Agreement, and includes its successors and assigns.

            "Security Agreement" has the meaning ascribed to such term in the recitals to this Agreement.

            "SI" has the meaning ascribed to such term in the recitals to this Agreement.

            "Trademark Collateral" has the meaning set forth in Section 2.

            "Trademarks" has the meaning set forth in Section 2.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Texas.

            "United States" and "U.S." each mean the United States of America.

            "U.S. Trademark Collateral" means Trademark Collateral registered or used in the United States.

            "U.S. Trademarks" means Trademarks registered or used in the United States.

                  (b) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

                  (c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference in this Agreement or in any of the other Note Documents to this Agreement or any of the other Note Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein). Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

            2. Security Interest.

                  (a) Assignment and Grant of Security in respect of the Secured Obligations. To secure the prompt payment and performance of the Secured Obligations, Pledgor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Pledgor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                          (i) all state (including common law) and federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Pledgor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States (but excluding each application to register any trademark, service mark, or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in Pledgor's name or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                          (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                          (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Pledgor's business symbolized by the Trademarks or associated therewith; and

                          (iv) all Proceeds of any and all of the foregoing.

                  (b) Continuing Security Interest. Pledgor hereby agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
Section 18.

                  (c) Incorporation into Security Agreement. This Agreement shall be fully incorporated into the Security Agreement and all understandings, agreements and provisions contained in the Security Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Security Agreement.

                  (d) Licenses. Pledgor may grant licenses of the Trademark Collateral in accordance with the terms of the Security Agreement.

            3. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Pledgor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance reasonably satisfactory to Secured Party, and take any and all action, which Secured Party, in the exercise of its discretion, may request from time to time, to perfect and continue the perfection or to maintain the priority of, or provide notice of the security interest in the U.S. Trademark Collateral held by Secured Party and to accomplish the purposes of this Agreement. If Pledgor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in accordance with the foregoing, Secured Party shall have the right, in the name of Pledgor, or in the name of Secured Party or otherwise, with 3 Business Days' prior written notice to Pledgor (except after the occurrence and during the continuation of an Event of Default, during which period no such notice shall be required), and Pledgor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as Pledgor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Pledgor on all or any of such documents or instruments and perform all other acts that Secured Party in the exercise of its discretion deems necessary in order to perfect or continue the perfection of, maintain the priority or enforceability of or provide notice of the security interest in the U.S. Trademark Collateral held by Secured Party, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Pledgor, which Secured Party, in the exercise of its discretion, may deem necessary or advisable to maintain, preserve and protect the U.S. Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to any U.S. Trademark Collateral, (B) after the occurrence and during the continuation of any Event of Default, to assert or retain any rights under any license agreement for any of any U.S. Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use any U.S. Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any material U.S. Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the U.S. Trademark Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 18; provided that the foregoing power of attorney shall terminate when all of the Secured Obligations have been fully and finally paid in full and performed.

            4. Representations and Warranties. Pledgor represents and warrants to Secured Party, in each case to the best of its knowledge, information, and belief, as follows:

                  (a) No Other Trademarks. Schedule A sets forth a true and correct list of all of Pledgor's existing U.S. Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Pledgor.

                  (b) Trademarks Subsisting. Each of Pledgor's U.S. Trademarks listed in Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Pledgor's knowledge, each of the U.S. Trademarks set forth on Schedule A is valid and enforceable.

                  (c) Ownership of Trademark Collateral; No Violation. (i) Pledgor has rights in and good and defensible title to the U.S. Trademark Collateral, (ii) Pledgor is the sole and exclusive owner of the U.S. Trademark Collateral, free and clear of any Liens and rights of others (other than the Existing Liens and licenses permitted pursuant to the Security Agreement), including licenses, registered user agreements and covenants by Pledgor not to sue third persons, and (iii) with respect to any U.S. Trademarks for which Pledgor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such U.S. Trademark, each such license or licensing agreement is in full force and effect, Pledgor is not in material default of any of its obligations thereunder and, (A) other than the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Pledgor or any such licensor regarding such U.S. Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by Pledgor or any such licensor with any other Person, no other Person has any rights in or to any of the U.S. Trademark Collateral.

                  (d) No Infringement. To the best of Pledgor's knowledge, (i) no material infringement or unauthorized use presently is being made of any of the U.S. Trademark Collateral by any Person, and (ii) the past, present, and contemplated future use of the U.S. Trademark Collateral by Pledgor has not, does not and will not infringe upon or violate any right, privilege, or license arrangement of or with any other Person or give such Person the right to terminate any such license arrangement.

                  (e) Powers. Pledgor has the unqualified right, power and authority to pledge and to grant to Secured Party security interests in the U.S. Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

            5. Covenants. So long as any of the Secured Obligations remain unsatisfied, Pledgor agrees: (i) that it will comply in all material respects with all of the covenants, terms and provisions of this Agreement, and (ii) that it will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the U.S. Trademarks and the U.S. Trademark Collateral, including any petition under any bankruptcy-related laws filed by or against any licensor (other than a Franchisee) of any of the U.S. Trademarks for which Pledgor is a licensee.

            6. Future Rights. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Pledgor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and Pledgor shall give to Secured Party prompt notice thereof. Pledgor shall do all things reasonably deemed necessary by Secured Party in the exercise of its discretion to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in any future acquired U.S. Trademark Collateral. If Pledgor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in connection herewith, Pledgor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Pledgor's behalf and as its attorney-in-fact to include any future U.S. Trademarks which are or become U.S. Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

            7. Duties of Secured Party. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

            8. Events of Default. The occurrence of any "Event of Default" under the Security Agreement shall constitute an Event of Default hereunder.

            9. Remedies. From and after the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Security Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral. Pledgor hereby agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of the Trademark Collateral after default, pursuant to the UCC. Pledgor hereby agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Pledgor in which Secured Party has a security interest. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party, in the exercise of its discretion, deems necessary, in the name of Pledgor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event Pledgor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party necessary to such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, Pledgor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

            10. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Pledgor and Secured Party and their respective successors and assigns.

            11. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Security Agreement.

            12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, except to the extent that the validity or perfection of the security interests hereunder in respect of the Trademark Collateral are governed by federal law, in which case such choice of Texas law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

            13. Entire Agreement; Amendment. This Agreement and the other Note Documents, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties to this Agreement. Notwithstanding the foregoing, Secured Party may reexecute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

            14. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

            15. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

            16. Security Agreement. Pledgor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement and the other Note Documents and all such rights and remedies are cumulative; provided however that if there is any direct conflict between the provisions of this Agreement and the provisions of the Security Agreement and the other Note Documents, the provisions of this Agreement shall prevail.

            17. No Inconsistent Requirements. Pledgor acknowledges that this Agreement and the other Note Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Pledgor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms; provided, however, that if there is any direct conflict between the provisions of this Agreement and the provisions of the Security Agreement and the other Note Documents, the provisions of this Agreement shall prevail

            18. Termination. Upon the payment and performance in full in cash of the Secured Obligations, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Pledgor, at Pledgor's expense, as shall be necessary to evidence termination of the security interest granted by Pledgor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

                            [Signature page follows]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                       SCHLOTZSKY'S FRANCHISOR, LLC, a
                                       Delaware limited liability company

                                       By: /s/ JEFFREY J. WOOLEY
                                           ------------------------
                                       Name: Jeffrey J. Wooley
                                       Title: Senior Vice President


                                       NS ASSOCIATES I, LTD.

                                       BY: NS ASSOCIATES, INC., ITS GENERAL
                                           PARTNER

                                       By: /s/ MORRIS NEWBERGER
                                           ------------------------
                                       Name: Morris Newberger
                                       Title: President

                                   SCHEDULE A

                           U.S. Trademarks of Pledgor

          SCHEDULE A TO TRADEMARK SECURITY AGREEMENT - U.S. TRADEMARKS

                                                                                  EXPIRATION   APPLICATION   APPLICATION
  COUNTRY                 MARK             REGISTRATION NO.   REGISTRATION DATE      DATE           NO.          DATE      CLASS NO.
  -------                 ----             ----------------   -----------------   -----------  ------------  -----------   ---------
U.S. - TX  BUN RUN                              44636             3/12/1985         3/9/2005                                   42
U.S. - TX  BEST BUNS IN TOWN                    45936             2/3/1986          8/3/2006                                   42
U.S. - TX  RUN YOUR BUNS OFF                    44735             4/17/1985         3/9/2006                                   42
U.S. - TX  Miscellaneous Design of Legged
              Bun Running                        44637             3/12/1985         3/9/2005                                  42
U.S.A.     BUN RUN                             1375154           12/10/1985        12/10/2005     526814        3/14/1985      41
U.S.A.     A WHOLE WORLD OF FLAVORS IN
              EVERY BITE                       1385566            3/4/1986          3/4/2006      552444         8/8/1985      42
U.S.A.     TOP BUN                             2239445            4/13/1999        4/13/2005    75/244,484      2/20/1997      30
U.S.A.     SCHLOTZSKY'S DELI                   2235917            3/30/1999        3/30/2005    75/464,596       4/8/1998      42
U.S.A.     SCHLOTZSKY'S and Design
              (with color)                     1252537            9/27/1983        9/27/2013    73/358,062       4/5/1982      42
U.S.A.     SCHLOTZSKY'S                        1775366            6/8/1993          6/8/2013    74/328,161      11/2/1992      29
U.S.A.     AMERICA'S FAVORITE DELI               (-)                 (-)              (-)       76/496,513      3/10/2003      29
U.S.A.     TOP BUN                             1632660            1/22/1991        1/22/2011    73/733,357       6/9/1988      42
U.S.A.     SCHLOTZSKY'S                        1337033            5/21/1985        5/21/2005      505952        10/29/1984     30
U.S.A.     BEST BUNS IN TOWN                   1940035            12/5/1995        12/5/2005    74/622,354      1/17/1995      42
U.S.A.     SCHLOTZSKY'S DELI and Design
             (Home of the Original Logo)       2641418           10/29/2002        10/29/2012   75/464,796       4/8/1998      42
U.S.A.     BAKED FRESH DAILY and Design        1528939            3/7/1989          3/7/2009    73/703,769       1/4/1988      42
U.S.A.     SCHLOTZSKY                          1147774            2/24/1981        2/24/2011    73/184,259       9/1/1978      30
U.S.A.     TOP BUN                             1632407            1/22/1991        1/22/2011    73/733,859      6/13/1988      25
U.S.A.     SERIOUS PIZZA                       1649784            7/2/1991          7/2/2011    74/046,166       4/5/1990      42
U.S.A.     SCHLOTZSKY'S                        1150687            4/7/1981          4/7/2011    73/184,241       9/1/1978      42
U.S.A.     Miscellaneous Design of
              Legged Bun Running               2044593            3/11/1997        3/11/2007    74/648,754      3/20/1995      41
U.S.A.     RUN YOUR BUNS OFF                   1956280            2/13/1996        2/13/2006    74/648,753      3/20/1995      41
U.S.A.     FUNNY NAME. SERIOUS SANDWICH.       2041225            2/25/1997        2/25/2007    74/662,750      4/18/1995      42
U.S.A.     DELI DOLLARS                        2519873           12/18/2001        12/18/2011   76/196,877      1/19/2001      42
U.S.A.     DELI DEAL                           2522315           12/25/2001        12/25/2011   76/196,896      1/19/2001      42
U.S.A.     COOL DELI                           2496141            10/9/2001        10/9/2011    76/127,282      9/13/2000      42
U.S.A.     COOL CLOUD                            (-)                 (-)              (-)       76/451,349      9/17/2002      43*
U.S.A.     EAT LOCALLY. CONNECT GLOBALLY       2734486            7/8/2003          7/8/2013     76/443197      8/23/1992      43

*     Due to a reorganization of classifications, former Class 42 is now Class
      43

                                                                        12/29/03


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